                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549
                        ------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 16, 2001

                          STRUCTURED PRODUCTS CORP.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                 33-55860/            13-3692801
--------                                 333-57357            ----------
                                         ---------
(STATE OR OTHER JURISDICTION OF          (COMMISSION FILE     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)           NUMBER)              IDENTIFICATION
                                                              NUMBER)

390 GREENWICH STREET, NEW YORK, NEW YORK                               10013
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                             (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 723-9654
                                                  --------------

Item 1.           CHANGES IN CONTROL OF REGISTRANT.

                  NOT APPLICABLE.
Item 2.           ACQUISITION OR DISPOSITION OF ASSETS.

                  NOT APPLICABLE.
Item 3.           BANKRUPTCY OR RECEIVERSHIP.

                  NOT APPLICABLE.
Item 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  NOT APPLICABLE.
Item 5.           OTHER EVENTS.

                  DOCUMENTS INCORPORATED BY REFERENCE.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three-year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2001 and for the periods ended June 30, 2001 and June 30, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2001 (which was filed with the Securities and Exchange Commission on August 10, 2001), and information on events subsequent to the Quarterly Report on Form 10-Q contained in press releases issued on September 13, 2001 and September 18, 2001, included in the Current Report on Form 8-K of Ambac Financial Group, Inc. (which was filed with the Commission on September 17, 2001 and Septmber 19, 2001, respectively) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Asset Backed Certificates Trust Series DJIA 2001-26, and shall be deemed to be part hereof and thereof.


Item 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  NOT APPLICABLE.
Item 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)  NOT APPLICABLE.

                  (b)  NOT APPLICABLE.

                  (c)  EXHIBITS.
Item 601(a) of Regulation S-K EXHIBIT NO. (EX-23)       DESCRIPTION
                              ----------                -----------
                                                    Consent of KPMG LLP,
                                                    independent certified
                                                    public accountants of Ambac
                                                    Assurance   Corporation and
                                                    subsidiaries in connection
                                                    with TIERS(R)
                                                    Principal-Protected Asset
                                                    Backed Certificates Trust
                                                    Series DJIA 2001-26

                                  SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated October 16, 2001
                                                 STRUCTURED PRODUCTS CORP.


                                                 By:    /s/ Matthew R. Mayers
                                                        ---------------------
                                                 Name:      Matthew R. Mayers
                                                 Title:     Authorized Signatory

EXHIBIT INDEX



EXHIBIT NO.   DESCRIPTION                                                      PAPER (P) OR
                                                                               ELECTRONIC (E)
----------    ---------------------------------------------------------------- --------------
(EX-23)       Consent of KPMG LLP, independent certified public accountants     E
              of Ambac Assurance Corporation and subsidiaries in connection with TIERS(R)Principal-Protected Asset Backed Certificates Trust
              Series DJIA 2001-26
-----------   ---------------------------------------------------------------- --------------
